FORWARD FUNDS

Supplement dated December 16, 2010

to the

Forward Funds Investor Class and Institutional Class Shares Prospectus (the “No-Load Prospectus”); Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus (the “Load Prospectus”); Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Large Cap Equity Fund (the “No-Load Summary Prospectus”); and Summary Prospectus for Class A Shares and Class C Shares of the Forward Large Cap Equity Fund (the “Load Summary Prospectus”)

each dated May 1, 2010, as supplemented

The following information applies to the Forward Large Cap Equity Fund (the “Fund”) only:

At a meeting of the Board of Trustees (the “Board”) of Forward Funds on December 14-15, 2010, the Board approved a change in the principal investment strategies of the Fund. Accordingly, effective January 17, 2011, the second paragraph under the heading “Principal Investment Strategies” on page 54 of the No-Load Prospectus, page 52 of the Load Prospectus, page 1 of the Load Summary Prospectus, and page 1 of the No-Load Summary Prospectus shall be replaced to read as follows:

Forward Management, LLC (“Forward Management” or the “Advisor”) selects dividend paying equity securities based on their fundamental quality, dividend yield, dividend growth potential, valuation and anticipated price appreciation. The Advisor typically employs a novel proprietary statistical measurement of relative dividend yield to identify attractive investment opportunities. The Advisor draws on both internal and external resources to assess industry dynamics, business franchise/management strategy, financial analysis and valuation.

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In connection with the changes to the Fund’s principal investment strategies discussed above, Jim O’Donnell will no longer have co-primary responsibility for the day-to-day management of the Fund. Accordingly, effective January 17, 2011:

The third sentence under the heading “Investment Advisor/Portfolio Managers” on page 55 of the No-Load Prospectus, page 53 of the Load Prospectus, page 2 of the Load Summary Prospectus, and page 2 of the No-Load Summary Prospectus shall be replaced to read as follows:

Mr. Ruff has primary responsibility for the day-to-day management of the Fund.

The third sentence of the twelfth paragraph under the heading “Management of the Funds – Investment Advisor/Portfolio Managers” on page 107 of the No-Load Prospectus and page 105 of the Load Prospectus shall be deleted.

The second sentence of the thirteenth paragraph under the heading “Management of the Funds – Investment Advisor/Portfolio Managers” on page 107 of the No-Load Prospectus and pages 105-106 of the Load Prospectus shall be replaced to read as follows:

Mr. Ruff has primary responsibility for the day-to-day management of the Forward International Equity Fund and the Forward Large Cap Equity Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP LCE 12162010